Exhibit 99.2

PARK HOTELS & RESORTS INC. ANNOUNCES TENDER OFFER FOR ANY AND ALL OF ITS 7.500% SENIOR NOTES DUE 2025
TYSONS, Va., May 02, 2024 — Park Hotels & Resorts Inc. (“Park”) (NYSE: PK) announced today that its subsidiaries, Park Intermediate Holdings LLC, a Delaware limited liability (the “Company”), PK Domestic Property LLC, a Delaware limited liability company, and PK Finance Co-Issuer Inc., a Delaware corporation (collectively, the “Issuers”), commenced a tender offer to purchase for cash (the “Tender Offer”), subject to certain terms and conditions, any and all of their outstanding 7.500% Senior Notes due 2025 (the “Notes”), at the price set forth below.
The Tender Offer is scheduled to expire at 5:00 p.m., New York City time, on May 13, 2024 (the “Expiration Time”), unless extended or earlier terminated by the Issuers. The Tender Offer is being made pursuant to an Offer to Purchase and related Notice of Guaranteed Delivery, each dated May 2, 2024 (together, the “Tender Offer Materials”), which set forth a more detailed description of the terms and conditions of the Tender Offer. Holders of the Notes are urged to carefully read the Tender Offer Materials before making any decision with respect to the Tender Offer.
The following table sets forth certain terms of the Tender Offer:

Title of Security	CUSIP Numbers/ISINs:	Principal Amount Outstanding	Tender Offer Consideration(1)(2)
7.500% Senior Notes due 2025	144A: 70052LAA1 / US70052LAA17 Reg S: U7013LAA8 / USU7013LAA80	$650,000,000	$1,000.81
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(1)Excludes accrued and unpaid interest up to, but not including, the Settlement Date (as defined below), which will be paid in addition to the Tender Offer Consideration (as defined below).
(2)Per $1,000 principal amount of Notes validly tendered and accepted.
Subject to the terms and conditions of the Tender Offer, holders of the Notes who validly tender and do not subsequently validly withdraw their Notes, or deliver a properly completed and duly executed Notice of Guaranteed Delivery, at or prior to the Expiration Time will be eligible to receive the tender offer consideration payable for each $1,000 principal amount of Notes specified in the table above (the “Tender Offer Consideration”).
The Issuers will purchase any Notes (i) that are validly tendered and not validly withdrawn or (ii) with respect to which a properly completed and duly executed Notice of Guaranteed Delivery has been delivered (to the extent that such Notes are not delivered at or prior to the Expiration Time), in each case, at or prior to the Expiration Time, subject to the satisfaction or waiver of all conditions to the Tender

Offer, promptly following the Expiration Time (the “Settlement Date”). The Settlement Date is currently expected to be May 16, 2024, assuming all conditions to the Tender Offer have been satisfied or waived. Holders whose Notes are accepted for purchase will also receive accrued and unpaid interest up to, but not including, the Settlement Date. For the avoidance of doubt, accrued interest will cease to accrue on the Settlement Date for all Notes accepted in the Tender Offer, including those tendered by the guaranteed delivery procedures set forth in the Tender Offer Materials.
The obligation of the Company to accept for purchase and to pay the Tender Offer Consideration and the accrued and unpaid interest on the tendered Notes pursuant to the Tender Offer is not subject to any minimum tender condition, but is subject to the satisfaction or waiver of certain conditions described in the Tender Offer Materials, including the consummation of one or more debt financing transactions in an aggregate principal amount of at least $650.0 million on terms and conditions acceptable to the Issuers (the “Financing Condition”), in their sole discretion. The Tender Offer may be amended, extended, terminated or withdrawn.
The Issuers presently intend to redeem any Notes that remain outstanding after consummation of the Tender Offer, but are under no obligation to do so. This statement of intent shall not constitute a notice of redemption under the indenture governing the Notes.
The Issuers have retained Wells Fargo Securities, LLC to serve as the Dealer Manager and Global Bondholder Services Corporation to serve as the Tender and Information Agent for the Tender Offer. Questions regarding the Tender Offer may be directed to Wells Fargo Securities, LLC at 550 South Tryon Street, 5th Floor, Charlotte, North Carolina 28202, Attn: Liability Management Group, (866) 309-6316 (toll-free), (704) 410-4759 (collect) or by email to liabilitymanagement@wellsfargo.com. Tender Offer Materials may be obtained by calling Global Bondholder Services Corporation at (855) 654-2014 (toll-free) or (212) 430-3774 (collect for banks and brokers) or by visiting https://www.gbsc-usa.com/park/.
This press release is for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities, including the Notes. The Issuers are making the Tender Offer only by, and pursuant to, the terms of the Tender Offer Materials. None of the Issuers, the Dealer Manager, the Tender and Information Agent, the trustee with respect to the Notes, or any of their respective affiliates, makes any recommendation as to whether holders of the Notes should tender or refrain from tendering their Notes. Holders of the Notes must make their own decision as to whether to tender Notes and, if so, the principal amount of the Notes to tender. The Tender Offer is not being made to holders of the Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Tender Offer to be made by a licensed broker or dealer, the Tender Offer will be deemed to be made on behalf of the Issuers by the Dealer Manager or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), including those related to the Tender Offer. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect our results of operations, financial condition, cash flows, performance or future achievements or events.
All such forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and we urge investors to carefully review the disclosures we make concerning risks and uncertainties under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as such factors may be updated from time to time in our periodic filings with the Securities and Exchange Commission, which are accessible on the Securities and Exchange Commission’s website at www.sec.gov. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
About Park Hotels & Resorts
Park is one of the largest publicly traded lodging real estate investment trusts (“REIT”) with a diverse portfolio of iconic and market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio currently consists of 43 premium-branded hotels and resorts with over 26,000 rooms located in prime city center and resort locations.
For more information, contact:
Ian Weissman
Senior Vice President, Corporate Strategy
571-302-5591
iweissman@pkhotelsandresorts.com